UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 14, 2020
________________________
YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 1-13163

North Carolina				13-3951308
(State or other jurisdiction of				(I.R.S. Employer
incorporation or organization)				Identification No.)

1441 Gardiner Lane,	Louisville,	Kentucky		40213
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:			(502)	874-8300

Former name or former address, if changed since last report:			N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	YUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at YUM! Brands, Inc. (the “Company”) Annual Meeting of Shareholders held on May 14, 2020, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

1.The election of the following directors, who will serve until their respective successors are elected and qualified or until their earlier death or resignation:

Director	For	Against	Abstain	Broker non-votes
Paget L. Alves	217,889,657	1,485,208	324,737	36,398,316
Keith Barr	218,878,081	450,060	371,461	36,398,316
Michael J. Cavanagh	218,707,336	665,018	327,248	36,398,316
Christopher M. Connor	218,643,686	668,170	387,746	36,398,316
Brian C. Cornell	213,096,595	6,274,412	328,595	36,398,316
Tanya L. Domier	218,960,442	461,527	277,633	36,398,316
David W. Gibbs	218,846,890	534,039	318,673	36,398,316
Mirian M. Graddick-Weir	218,430,786	990,529	278,287	36,398,316
Thomas C. Nelson	212,818,110	6,554,728	326,764	36,398,316
P. Justin Skala	218,912,877	456,613	330,112	36,398,316
Elane B. Stock	218,968,482	439,765	291,355	36,398,316
Annie Young-Scrivner	218,929,098	485,370	285,134	36,398,316

2.The proposal to ratify the appointment of KPMG LLP as the Company's independent auditor for 2020 was approved based upon the following votes:

Votes for approval	247,431,510
Votes against	8,207,836
Abstentions	458,572
There were no broker non-votes for this item.

3.The proposal to approve, by non-binding advisory vote, the executive compensation of the Company's named executive officers was approved based upon the following votes:

Votes for approval	192,474,632
Votes against	25,638,444
Abstentions	1,586,526
Broker non-votes	36,398,316

4.The shareholder proposal regarding issuance of annual reports on efforts to reduce deforestation was not approved based upon the following votes:

Votes for approval	71,437,279
Votes against	143,224,832
Abstentions	5,037,491
Broker non-votes	36,398,316

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	May 19, 2020	/s/ John P. Daly
Chief Compliance Officer and
Associate General Counsel